
Apo E
AEM-28


AZX100

Capstone Therapeutics
(OTCQB: CAPS)

Operating Update

August 14, 2014

Safe Harbor Statement

Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are forward looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include the factors discussed in our Form 10-K for the fiscal year ended December 31, 2013, and other documents we file with the U.S. Securities and Exchange Commission.

Corporate Facts

- **Capstone: Clinical Stage Biopharma in Peptide Therapeutics**
  - OTCQB: CAPS
  - Based in Tempe, AZ
  - Virtual business model: 2 FTEs / 3 Consultants
  - Market Cap as of August 12, 2014: ≈ $10MM
  - $4.2MM cash at June 30, 2014 (includes $.8MM held in and reserved for use by LipimetiX Development, LLC)

- **LipimetiX Development LLC (JV)**
  - Based in Natick, MA
  - Virtual business model: 3 FTEs (PhDs)
  - CAPS contributed $6 MM for 60% ownership
  - LipimetiX contributed UAB license for current/future IP, pre-clinical data for 40% ownership
  - Conduct, preclinical, Phase 1a and Phase 1b/2a trials (estimated data Q3 and Q4 2014)
  - Goal: Monetize on Phase 2a data

Developing Apo E Mimetic Peptide (AEM-28) for LDL Cholesterol Reduction in Orphan Indication

Cash Report

Cash Use and Ending Balance	QTR Ending June 30, 2014
CAPS	$ (407,000)
LipimetiX	$ (890,000)
Consolidated	$ (1,297,000)
Cash Balance	$ 4,193,000

Note: Cash Balance at June 30, 2014 includes $0.8 million held in and reserved for use by LipimetiX Development, LLC

Qui Tam Lawsuit Update

- Basic legal complaint is "rent vs buy" for bone stim device sold by OrthoLogic/CAPS in 1998 – 2003
- OrthoLogic/CAPS sold bone stim business in 2003
- OrthoLogic/CAPS learned of lawsuit in 2009
- DOJ/US Government has not joined complaint against OrthoLogic/CAPS
- Status conference with new judge held July 2014 to check progress in discovery
- CAPS vigorously defending against legal claims
- Settlement/Trial: Timing Unknown

LipimetiX Operating Update – August 2014

- **Major Milestones:**
  - August 2012 – JV formation and initial funding
  - October 2012 – New AEM-28 drug material commercially manufactured/ CMC validated
  - December 2012 – Orphan Drug designation for HoFH indication
  - November 2013 – Completion of comprehensive preclinical studies
  - December 2013/March 2014 – Regulatory filings and meetings for first-in-man studies
  - April 2014 – Received Clinical Trial Notification (CTN) / allowance to begin human clinical trials in Australia
  - April 2014 – Initiated Phase 1a AEM-28 safety study in Australia
  - June 2014 – Initiated Phase 1b/2a AEM-28 study (based on safety profile of Phase 1a)
  - July 2014 - Completed treatment of Phase 1a AEM-28 study
  - July 2014 – Filed new composition of matter patent on AEM-28 analog (AEM-28-02)

LipimetiX Operating Update – August 2014 (cont'd)

- **Target Schedule:**
  - September 2014 – Report topline safety data and any pharmacodynamic/biomarker signals for Phase 1a
  - November 2014 – Complete treatment of Phase 1b/2a, enrollment permitting
  - December 2014 – Report topline safety data and any pharmacodynamic/biomarker signals for Phase 1b/2a
  - January 2015 – Initiate strategic licensing/partnering discussions

Hitting Milestones Substantially On Time and On Budget

LipimetiX Operating Update – Clinical Trial Footnotes

- **Phase 1a:**
  - 36 Subjects treated
  - Medical Safety Committee advises "acceptable safety profile"
  - Double blinded study – biomarker laboratory work underway
  - Phase 1a focus is <u>safety</u>; early biomarker signal would be a bonus

- **Phase 1b/2a:**
  - First of three multiple dose cohorts completed
  - Slowdown in enrollment in statin refractory patients
  - To enhance enrollment and maintain focus on safety, enrollment criteria are being expanded
  - Inclusion criteria will now allow Normal Healthy Volunteers with Elevated Cholesterol and higher Body Mass Index

AEM-28 Human Protocol Summary

- **<u>Phase 1a</u>**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL and Total Cholesterol
  - Format:
    - Single Ascending Doses (6 doses delivered IV) in Normal Healthy Volunteers with Elevated Cholesterol
    - Double-Blinded, Placebo-Controlled
    - n ≈ 36
- **<u>Phase 1b/2a</u>**
  - Objective:
    - Safety and Tolerability
    - Evaluate Pharmacokinetics
    - Evaluate Effects on non-HDL, LDL and Total Cholesterol
  - Format:
    - Multiple Ascending Dose (3 doses delivered IV two weeks apart) in patients with Refractory Hypercholesterolemia <u>and Normal Healthy Volunteers with Elevated Cholesterol and high BMI</u>
    - Double-Blinded, Placebo-Controlled
    - n≈ 15

Trials Underway in Australia and Scheduled to Report Data Q3 and Q4 2014

LipimetiX Operating Update – August 2014

- **Funding:**
  - Total Original Program Cost was ≈ $6MM; Now Estimating ≈ $6.5MM
  - Australia program possible 43.5% R&D cash rebate will assist funding
  - Available Joint Venture funds anticipated to be adequate to complete development plan and report data
  - Explore joint development/licensing with Pharma in 2015

CAPSTONE THERAPEUTICS

OTCQB: CAPS

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 104
Tempe, AZ 85281
(602) 286-5520